Fulton Financial Corporation

Presentation to:

Exhibit 99.1

Janney Montgomery Scott

November 6, 2003

Forward-looking statement

The following presentation may contain forward-looking statements about
Fulton Financial Corporation’s growth and acquisition strategies, new products and services, and future financial performance, including earnings and dividends per share, return on average assets, return on average equity, efficiency ratio and capital ratio. Forward-looking statements are encouraged by the Private Securities Litigation Reform Act of 1995.

Such forward-looking information is based upon certain underlying assumptions, risks and uncertainties.  Because of the possibility of change in the underlying assumptions, actual results could differ materially from these forward-looking statements. Risks and uncertainties that may affect future results include: pricing pressures on loans and deposits, actions of bank and non-bank competitors, changes in local and national economic conditions, changes in regulatory requirements, actions of the Federal Reserve Board, the Corporation’s success in merger and acquisition integration, and customers’ acceptance of the
Corporation’s products and services.

Presentation outline

Corporate profile

Strategic initiatives

Asset quality

Future direction

Financial performance

Fulton Financial profile

Regional financial holding company
(formed in 1982)

11 bank subsidiaries; 3 financial services
subsidiaries

Asset size:  $9.3 billion

Second largest commercial bank
headquartered in Third Federal Reserve District

Fulton Bank founded in 1882

Assets by affiliate
(as of 9/30/03, in thousands)

Fulton Bank

$ 3,869,000

Lafayette Ambassador Bank

1,070,000

The Bank

1,056,000

Lebanon Valley Farmers Bank

777,000

Premier Bank

659,000

Hagerstown Trust Company

467,000

Skylands Community Bank

386,000

Delaware National Bank

334,000

FNB Bank, N.A.

307,000

Swineford National Bank

272,000

The Peoples Bank of Elkton

102,000

Includes Dearden Maguire Weaver and Barrett, LLC
and Fulton Insurance Services Group

As of September 30, 2003:

$4.8 billion; $3.4 billion in assets under management

Products and Services

Personal trust

Asset management

Retirement services

Brokerage

Insurance

Corporate trust

Cash management

Private banking

Named Community-Based Bank Brokerage Program of the Year
by Bank Insurance and Securities Association (BISA)

Fulton Financial Advisors, N.A.

Fulton Mortgage Company

Established April 2001

New entity to coordinate residential
mortgage lending throughout FFC

Expanded, competitive product line to customers
of all affiliates

In partnership with each affiliate, focused management
team on residential mortgages

Entry into new markets for FFC

On target for record originations this year

Mission statement

We will increase shareholder value and
enrich the communities we serve by
creating financial success together with
our customers and career success
together with our employees .

We will conduct all of our business with
honesty and integrity.

Corporate ethics

Longstanding written code of conduct

No “gray” areas

Expectations clearly outlined

9.3% compounded annual growth rate in
earnings per share

21 consecutive years of record earnings

29 consecutive years of dividend increases

10.3% compounded annual growth rate in
dividends per share

Proven business model

Consistently high performance

What have we accomplished?

Five-year performance

1998

2002

Net income per share

$.88

$1.23

Cash dividends per share

$.37

$  .56

Return on assets

1.60%

1.68%

Return on equity

15.06%

15.86%

Efficiency ratio

55.3%

52.4%

Dividend payout

41.6%

45.4%

All information is as originally reported

Stock highlights (as of 9/30/03)

Average daily trading volume

188,566

Number of Market Makers

41

Number of Analysts

11

Number of shares outstanding

108.6 million

Market Capitalization

$2.2 billion

Employee stock ownership

70% of our employees collectively own
more than 2 million shares of
Fulton Financial Corporation stock.

Stock options help us to retain long-term
loyal employees

Stock performance (1982-9/30/03)

WITHOUT dividend reinvestment:
15% compounded annual rate of return

WITH dividend reinvestment:
19% compounded annual rate of return

Employee retention

Employee opinion survey

Customer service

Management team
performance

Company image
and mission

Team orientation

Technology and
systems

Training and
development

Sales orientation

Work effectiveness

Pay and benefits

Employee
satisfaction

(Survey administered by BAI Survey Services)

Retail customer satisfaction

96% of customers are
Extremely or Very Satisfied with their
Fulton Financial affiliate bank

Deposit composition trends

Sept. ’03

Sept. ‘02

Non Interest-Bearing Demand

17%

17%

Interest-Bearing Demand

18%

15%

Money Market

13%

13%

Savings

11%

10%

Time Deposits

35%

40%

Customer Repos

6%

5%

Total Deposits

100%

100%

Commercial customer satisfaction

86% of commercial customers are
satisfied or very satisfied - results
compare favorably to industry
benchmarks

Top three rated attributes:

Services offered

Convenient bank locations

Accurate communications

Corporate customers state that what
makes Fulton unique is the personal
service they receive

Community involvement

Employees are actively involved in their
own communities

The community benefits from this support

The banks receive additional business as
a result of the relationships and goodwill
that are developed

Corporate strategic initiatives

Achieving consistent earnings growth

Maintaining high asset quality

Expanding the franchise through our
well-developed acquisition strategy

Diversifying revenue stream by increasing
the contribution of non-interest income

Managing capital

Capital (At June 30, 2003)

Total Capital (GAAP):

$874 million

Total Risk-based Capital:

$857 million

Ratios:

Total RB Capital

13.9%

Tier 1 RB Capital

12.7%

Leverage Capital

9.4%

Proforma Capital (At June 30, 2003)

Total Risk-based Capital:

$960 million

Ratios:

Total RB Capital

12.3%

Tier 1 RB Capital

10.9%

Leverage Capital

8.0%

Resource Bankshares (pending)

Premier Bank

Drovers & Mechanics Bank

18 Sovereign Bank Branches

Dearden, Maguire, Weaver
and Barrett, Inc.

Skylands Community Bank

Ambassador Bank
of the Commonwealth

Lebanon Valley
National Bank

Peoples Bank of Elkton

Woodstown National Bank
& Trust Company

Bank of Gloucester County

Delaware National Bank

Central Pennsylvania
Savings Association

Hagerstown Trust Company

Denver National Bank

Great Valley Savings Association

First National Bank of Danville

Second National Bank
of Nazareth

Lafayette Trust Bank

Pen Argyl National Bank

Swineford National Bank

Farmers Trust Bank

Acquisitions

Premier Bank

A $600 million state chartered bank
headquartered in Doylestown, PA

Six full-service offices serving Montgomery and
Bucks counties

Historical double-digit growth in deposits, loans,
fee income and net income

Strong asset quality

Premier branches are contiguous to current
affiliate bank markets

Assets of $860 million; headquartered in
Virginia Beach, Virginia

The only Virginia-based bank with offices
in Virginia’s three major markets

Market area accounts for over 73% of all
deposits in state of Virginia

Allows for expansion of Fulton Financial
Advisors, retail and commercial banking

Senior lenders average 24 years of
industry experience

Resource Bankshares Corporation

High growth areas

Dynamic market demographics

Strong performance

Asset quality

Talented and dedicated staff

Compatible corporate culture

What do we look for?

Acquisitions in new markets

What changes?

Replicate strong credit culture

Loan review

Investments

Asset/liability management

Compliance

Common operating platform

Audit

What stays the same?

Bank name

Board of Directors

Management team

Employees

Acquisitions in new markets

Additional capital

Increased lending capacity

Reduced expenses

Proven merger/conversion expertise

Increased non-interest income due to
introduction of new products and services

Benefits to new affiliates

Residential Mortgages

Investment
Management

Brokerage  Services

Insurance
(whole life, term life,
long-term care
through Advisors)

On-line banking

Debit/Credit cards

Cash management

Specialized lending
(leasing and indirect)

International Services

Correspondent
banking

Product availability

Composition of total revenues

28.0%

25.0%

22.9%

19.4%

17.9%

16.9%

16.2%

16.0%

0%

20%

40%

60%

80%

100%

96

97

98

99

00

01

02

9/03

Other Income

Net Interest Income

Investment management and
trust services revenue

19.6%

7.4%

13.2%

22.1%

26.8%

18.0%

31.6%

0.0

6.0

12.0

18.0

24.0

30.0

36.0

1997

1998

1999

2000

2001

2002

9/03

Growth in other income

Note:  In 2001, we acquired Dearden, Maguire, Weaver & Barrett, LLC

0.0

20.0

40.0

60.0

80.0

100.0

120.0

95

96

97

98

99

00

01

02

9/03

Moody’s Investor Service

Fitch Ratings

Short-term rating

P-1

Long-term rating:

Issuer

A-2

Lead Bank Deposits

A-1

Short-term rating

F-1

Long-term rating

A

Loan diversification (9/30/03)

21 relationships with commitments to lend of $20
million or more

Maximum individual commitment of
$30 million

Average commercial loan commitment
is $536,000

Loans and corresponding relationships are within
Fulton’s geographical market area

Summary of larger loans

Commercial loan concentration
by industry (as of 9/30/03)

Industry

%

Construction

16.7

R/E - Rental

16.5

Services

13.8

Manufacturing

11.9

Retail

8.3

Health Care

7.9

Other

7.4

Agriculture

6.5

Wholesale

5.3

Arts and Entertainment

3.7

Financial Services

2.0

The officers who oversee all lending
have each worked in this capacity at
Fulton for more than 20 years.

This consistency should enable
Fulton Financial to maintain its
high asset quality in the future.

Experience of our lenders

Looking ahead

Continue to build on our strengths

Continue to rely on the expertise
and skill of our employees

Stick to banking basics while preparing
for the future

Enhance customer relationship
management efforts

Board of Directors

Focused on maximizing shareholder
value with an annual increase
in earnings per share in the range
of 10%

Nine months ended Sept. 30, 2003

$0.96

Net income per share

(5.5% increase over 2002)

$0.463

Cash dividends per share

(11.6% increase over 2002)

1.60%

Return on Assets

15.49%

Return on Equity

53.70%

Efficiency Ratio

Average Balances (YTD September)

2003

2002

$

%

Investments

2,510

$

1,890

$

620

$

33%

Loans

5,470

5,400

70

1%

Deposits

6,730

6,280

450

7%

Borrowings

860

600

260

43%

(dollars in millions)

Average Loan Growth (YTD Sept.)

2003

2002

$

%

Commercial

1,700

$

1,540

$

160

$

10%

Comm'l Mort

1,870

1,690

180

11%

Resid Mort

550

790

(240)

-30%

Cons./Other

1,350

1,390

(30)

-2%

Total Loans

5,470

$

5,400

$

70

1%

(dollars in millions)

Commerce Bancorp

First Commonwealth
Financial

First Financial Bancorp.

FirstMerit Corp.

Fulton Financial Corp

Hudson United Bancorp.

Mercantile Bankshares Corp.

North Fork Bankcorp.

Provident Bankshares Corp.

Provident Financial Group

Riggs National Corp.

Sky Financial Group Inc.

Susquehanna Bancshares

Trust Co. of New Jersey

TrustCo Bank Corp. of NY

United Bankshares Inc.

Valley National Bancorp

Wilmington Trust Co.

Peer group

Source:  SNL Financial Datasource

Net charge-offs to average loans

0.47

0.26

0.17

-

0.30

0.60

0.90

90

91

92

93

94

95

96

97

98

99

00

01

02

6/03

9/03

Top 50

Peer

FFC

Source:  SNL Financial Datasource

Non-performing assets to total assets

0.63

0.45

0.41

0.20

0.60

1.00

1.40

1.80

Top 50

Peer

FFC

Net interest margin

3.84

3.76

3.86

3.50

4.00

4.50

5.00

5.50

Top 50

Peer

FFC

Interest rate “shocks” (as of 9/30/03)

Asset/Liability management

Impact on Net Interest Income:

Rate Change

NII Change (Annual)

% Change

+300 bp

+ $ 15.8 million

+  5.4%

+200 bp

+ $ 10.3 million

+  3.5%

+100 bp

+ $

6.5 million

+  2.2%

-100 bp

- $  12.9 million

-

4.4%

Source: FFC Asset/Liability Modeling

Investment portfolio

Portfolio Components

Ending Bal.

Average

Credit

( in millions)

9/30/03

Life (yrs.)

Rating

Mortgage-backed securities

$2,069.2

2.6

AAA - agency issued

Treasuries and agencies

$110.0

0.3

AAA

Municipals

$300.6

4

AAA - insured

Bank-issued Trust preferred stock

$33.9

19.3

various/callable: 5 yrs

Other/Short-term Inv.

$62.4

NA

AAA

Bank Stocks

$75.8

NA

not rated

FHLB Stock

$46.6

NA

AAA

Unrealized Gain - Bank Stock

$10.2

Unrealized Gain - Bonds

-$3.2

TOTAL INVESTMENTS

$2,705.5

2.74

Other income             (YTD September)

2003

2002

$

%

Invt Mgt & Trust

25,680

21,630

4,050

19%

Mort. Sales & Serv.

17,890

11,870

6,020

51%

Service Charges

11,780

11,200

580

5%

Deposit-related fees

11,300

10,910

390

4%

Cash Mgt Fees

5,440

5,480

(40)

-1%

Success Card Fees

3,900

3,570

330

9%

Merchant Fees

3,410

3,090

320

10%

Other

10,300

11,050

(750)

-7%

Total

89,700

78,800

10,900

14%

(dollars in thousands)

$

$

$

$

$

$

Bank stock gains
(percent contribution to EPS)

0%

1%

2%

3%

4%

5%

6%

7%

8%

9%

91

92

93

94

95

96

97

98

99

00

01

02

9/03

Source:  SNL Financial Datasource

Efficiency ratio

53.7

57.6

55.7

45.0

50.0

55.0

60.0

65.0

Top 50

Peer

FFC

Other Expenses (YTD September)

2003

2002

$

%

(dollars in thousands)

Salaries & Benefits

103,330

$

97,000

6,330

7%

Occupancy & Equip.

22,750

21,480

1,270

6%

Data Processing

8,500

9,180

(680)

-7%

Advertising

4,590

4,990

(400)

-8%

Telecommun.

3,910

3,920

(10)

0%

State Tax

3,370

4,100

(730)

-18%

Stat. & Supplies

3,310

3,630

(320)

-9%

Postage

2,970

2,930

40

1%

Operating Risk Loss

2,640

2,070

570

28%

Amortization

1,340

1,080

260

24%

Other Expenses

16,790

17,620

(830)

-5%

Total

173,500

$

168,000

$

5,500

3%

$

$

$

Accounting/Auditing

Compliance with accounting standards

Designated a financial expert

Disclosure committee

Enhanced Audit Committee role

CFO certifications

Audit Committee approvals of financial
filings

Looking ahead

Continued focus on:

Strong asset quality

Growth in non-interest income,
particularly from Advisors

Expansion of franchise geographically

Increased loan activity

Core deposit growth

Overview

Long-term, consistent performance

Talented and dedicated employees

Attractive returns for shareholders

Career success for employees

Financial success for customers

Prosperity for communities

Fulton Financial Corporation

One Penn Square

Lancaster, PA  17602

www.fult.com